Exhibit 99.40

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
August 31, 2000



Expected B Maturity 4/15/2004


Blended Coupon 7.0020%


Excess Protection Level
3 Month Average   5.51%
August, 2000   5.42%
July, 2000   5.86%
June, 2000   5.26%


Cash Yield19.15%


Investor Charge Offs 4.51%


Base Rate 9.22%


Over 30 Day Delinquency 4.84%


Seller's Interest10.94%


Total Payment Rate14.32%


Total Principal Balance$55,220,806,818.68


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$6,039,606,300.19